UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 29, 2019

Date of Report (Date of earliest event reported)

Planet Fitness, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Liberty Lane West

Hampton, NH 03842

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (603) 750-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of Planet Fitness, Inc. (the “Company”) was held on April 29, 2019 (the “Annual Meeting”). A total of 83,898,833 shares were present or represented by proxy at the meeting, representing approximately 90.17% of all shares entitled to vote at the Annual Meeting. The stockholders voted on the matters presented at the Annual Meeting, and the shares present, in person or by proxy, were voted as follows:

1.	Election of Directors

Proposal one was the election of two nominees to serve as directors of the Company, each for a term of three years. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Craig Benson	54,847,170	23,920,669	5,130,994
Cambria Dunaway	52,522,814	26,245,025	5,130,994

Pursuant to the foregoing votes, the two nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the meeting.

2.	Ratification of the Company’s Independent Registered Public Accounting Firm

Proposal two was the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
81,617,855	2,254,719	26,259	0

Pursuant to the foregoing vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was approved.

3.	Advisory Vote on Named Executive Officer Compensation

Proposal three was the approval, on an advisory basis, of the Company’s named executive officer compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
75,281,387	3,451,871	34,581	5,130,994

Pursuant to the foregoing vote, the stockholders adopted a non-binding resolution indicating their approval of the Company’s named executive officer compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Dorvin Lively
Name: Title:	Dorvin Lively President and Chief Financial Officer

Dated: May 3, 2019